GOODWILL	12 Months Ended
Dec. 31, 2019
Intangible assets and goodwill [abstract]
GOODWILL [Text Block]

13. GOODWILL

The Company’s goodwill represented the excess of the purchase price paid during fiscal 2012 for the acquisition of Bullion Monarch Mining Inc. over the fair value of the net identifiable tangible and intangible assets and liabilities acquired.

The Company applies a one-step approach to determine if the Carlin Trend Royalty Claim Block and the related assets within the same Cash Generating Unit (“CGU”) are impaired (Note 11). The impairment loss is the amount by which the CGU’s carrying amount exceeds its recoverable amount. As a result of an impairment against the Carlin Trend Royalty Claim Block the Goodwill was written-off to $Nil in the year ended December 31, 2018. For the year ended December 31, 2019, Goodwill was written down by $Nil (2018 - $1,879) in conjunction with the net decrease of $Nil (2018 - $862) of the related deferred income tax liability.